Exhibit 99.1

Stardust Power Secures Strategic North American Lithium Supply with Prairie Lithium

GREENWICH, Conn. – October 21, 2025 – Stardust Power Inc. (NASDAQ: SDST) (“Stardust Power” or the “Company”), an American developer of battery-grade lithium carbonate, announced today that it has executed a Letter of Intent (the “Agreement”) with Prairie Lithium for the supply of 6,000 metric tons per annum of lithium carbonate equivalent (“LCE”) in the form of lithium chloride (“LiCl”). The lithium chloride is sourced from the Prairie Lithium Project in Saskatchewan, Canada and will be used as feedstock at Stardust Power’s lithium processing facility in Muskogee, Oklahoma. This Agreement marks a significant source of supply as the Company eyes a Final Investment Decision (“FID”) and the start of major construction.

The supply Agreement with Prairie Lithium provides a foundation for near-term feedstock that enables the Company to accelerate its business model, strengthen customer engagement, and further de-risk the development of Phase 1. This Agreement also preserves flexibility for future phases to incorporate multiple chlorides as production scales. A key strength of Stardust Power’s strategy lies in its large central refinery engineered to process multiple approved lithium chloride inputs. This design enables efficient aggregation of feedstock and scalable production of battery-grade lithium carbonate. Supporting this approach, the Company continues to work with multiple producers and developers to bring their products to market, positioning itself as a critical hub in North America’s lithium supply chain.

Under the Agreement, feedstock will be delivered to the Port of Muskogee’s Free Trade Zone, which offers strategic access to established water, road, and rail networks. The Free Trade Zone designation provides potential advantages such as tariff exemptions and reduced import duties. Initial deliveries are scheduled to begin as early as 2027, with volumes scaling up to 6,000 metric tons per annum with the opportunity for additional volumes. Prairie Lithium’s Preliminary Economic Statement identifies up to 17,000 metric tons per annum of production capacity. Early shipments can be stored in on-site tanks to build sufficient reserves for commissioning and ramp-up of the facility, with ongoing storage maintained to ensure uninterrupted supply. The Agreement is non-binding and subject to negotiation and execution of a definitive agreement. The Agreement spans an initial six-year term, with two additional six-year extension options at Stardust Power’s discretion, enabling up to 18 years of secure, feedstock supply.

“Securing reliable, high-quality feedstock is critical to scaling our lithium refining operations. Prairie Lithium is a valuable source that aligns with our commitment to a secure a sustainable North American supply chain. This Agreement strengthens our ability to meet growing demand while maintaining operational efficiency,” commented Pablo Cortegoso, Chief Technical Officer and Co-Founder of Stardust Power.

The Prairie Project is situated in the Williston Basin of southeast Saskatchewan, Canada, a region renowned for its long history of oil and gas production. The Project has been de-risked through the development of multiple well-pad sites and production of initial samples, and it benefits from access to critical infrastructure, including electricity, fresh water, paved highways, and railroads, spanning approximately 350,000 acres of mineral rights.

“We are proud to partner with Stardust Power to supply high-quality lithium feedstock for the U.S. market. It highlights the value of cooperation between trusted strategic allies in securing a clean energy supply chain and demonstrates the strength of Prairie’s resources and our commitment to supporting scalable, sustainable lithium production critical to North America’s energy security” said Paul Lloyd, Managing Director of Prairie Lithium.

This Agreement significantly strengthens Stardust Power’s commercial position, unlocking access to new financing avenues including project-level debt and equity. It also represents a major de-risking step as the Company moves closer to full-scale construction and commissioning. With permitting in the advanced stages, ground already broken at the Muskogee site, and an initial offtake Agreement signed, Stardust Power is demonstrating strong operational execution and clear momentum. These milestones collectively underscore the Company’s rapid progress from development to operations, reinforcing its ability to deliver key objectives and accelerate speed to market. Stardust Power is well-positioned to capitalize on growing demand for domestic supply and refining of critical minerals, presenting a compelling opportunity for long-term shareholder value creation.

About Stardust Power Inc.

Stardust Power is a developer battery-grade lithium carbonate designed to bolster America’s energy security through resilient supply chains. The Company is building a strategically located lithium refinery in Muskogee, Oklahoma, with the capacity to produce up to 50,000 metric tons of battery-grade lithium carbonate annually. Committed to sustainability at every stage, Stardust Power trades on Nasdaq under the ticker “SDST.”

About the Prairie Lithium Project

PL9’s Prairie Lithium Project is located in the Williston Basin of Saskatchewan, Canada. Located in one of the world’s top mining friendly jurisdictions, the projects have easy access to key infrastructure including electricity, natural gas, fresh water, paved highways and railroads. The projects also aim to have strong environmental credentials, with Prairie Lithium targeting to use less freshwater, land and waste, aligning with the Company’s sustainable approach to lithium development.

For more information, visit www.stardust-power.com

Stardust Power Contacts

For Investors:

Johanna Gonzalez

investor.relations@stardust-power.com

For Media:

Michael Thompson

media@stardust-power.com

Cautionary Note Regarding Forward-Looking Statements

The foregoing material may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995 and other applicable securities laws, each as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding the Company’s product development and business prospects. These statements may include, without limitation, statements regarding management’s expectations about future business strategies, financial performance, operating results, growth opportunities, market developments, competitive position, regulatory outlook, and other statements of future events or expectations. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “target,” “will,” “could,” “should,” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are not guarantees of future performance. They are based on current expectations, estimates, forecasts, and assumptions that involve significant risks and uncertainties, many of which are beyond the Company’s control and are difficult to predict. Actual results may differ materially from those expressed or implied by such forward-looking statements as a result of various factors, including but not limited to: macroeconomic conditions; inflationary pressures; changes in interest rates; supply chain disruptions; evolving consumer demand; competitive and technological developments; regulatory or legal changes; litigation exposure; cybersecurity threats; fluctuations in foreign exchange rates; and other factors described in the Company’s filings with the U.S. Securities and Exchange Commission (SEC), including the “Risk Factors” section of its most recent Annual Report on Form 10-K and subsequent filings on Form 10-Q and 8-K.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company assumes no obligation and expressly disclaims any duty to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, even if subsequent events cause expectations to change.

This press release may contain material nonpublic financial information, which should be considered in light of the Company’s periodic reports and public disclosures filed with the SEC. Investors are encouraged to review these filings—which are available on the SEC’s website—for a more complete understanding of the Company’s financial condition and business risks.